UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 23, 2022
Date of Report (Date of earliest event reported)
DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38142		35-2581557
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

7102 Commerce Way	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)
(615) 771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition

On February 23, 2022, Delek US Holdings, Inc. (the “Company”) announced its financial results for the quarter ended December 31, 2021. The full text of the press release is furnished as Exhibit 99.1 hereto.

The information in the attached Exhibit is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition” on Form 8-K. The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

On February 23, 2022, the Company will use the materials included in Exhibit 99.2 (the "Earnings Call Slides") to this report in connection with the fourth quarter earnings call. The Earnings Call Slides are incorporated into this Item 7.01 by this reference and will also be available on the Company's website at www.delekus.com.

The information in this Item 7.01 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release of Delek US Holdings, Inc. issued on February 23, 2022.

99.2	Earnings Call Slides to be used on February 23, 2022.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2022	DELEK US HOLDINGS, INC

/s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)